Consent of Attorney

Jeffrey H. Mackay
Attorney At Law
4871 Narragansett Avenue
San Diego, California 92107

Blackhawk Mountain Productions, Inc.
1835A S. Centre City Pkwy, Suite 415
Escondido, California 92025

RE: Form SB-1 of Blackhawk Mountain Productions, Inc. filed with the Securities and Exchange Commission on or about May 5, 2002 (“Form SB-1”), as amended.

Gentlemen,

     The undersigned hereby consents to the use of its name in the Form SB-1 and the use of my opinion of legality filed as an exhibit to the form SB-1 Registration.

Sincerely,

/S/ Jeffrey H. Mackay
Jeffrey H. Mackay, Esq.

January 30, 2003